POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENT that the undersigned officer an/or trustee of the YieldQuest Funds Trust (the “Trust”), a Delaware statutory trust, hereby appoints Jay K. Chitnis, John Bliss and Gary Schwartz with full power of substitution, his true and lawful attorney to execute in his name, place and stead and on his behalf any and all amendments to the Trust’s registration statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, as well as any and all registration statements on Form N-14, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interests of the Trust (including without limitation, regulatory authorities in any and all states in which shares of any series of the Trust are sold), any such amendment or registration statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the registration statement, as well as any and all exhibits and other documents necessary or desirable to be done in the premises in any all capacities authorized by the Board of Trustees for such persons to provide or perform with respect to the Trust, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of such attorneys.
IN WITNESS WHEREOF, the undersigned has executed this instrument on this 16th day of December, 2010.

/s/ Denise M. Buchanan
Denise M. Buchanan, Independent Trustee

STATE OF GEORGIA	)
)
CITY OF ATLANTA	)
     On December 16, 2010, before me appeared Denise M. Buchanan, known to me personally, and stated that he executed the foregoing instrument for the purposes therein contained, by signing his name.
     IN WITNESS WHEREOF I have hereunto set my hand and official seal.

/s/ Julia S. Gray
(NOTARIAL SEAL)	Notary Public

My Commission expires: 9/26/14

POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENT that the undersigned officer an/or trustee of the YieldQuest Funds Trust (the “Trust”), a Delaware statutory trust, hereby appoints Jay K. Chitnis, John Bliss and Gary Schwartz with full power of substitution, his true and lawful attorney to execute in his name, place and stead and on his behalf any and all amendments to the Trust’s registration statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, as well as any and all registration statements on Form N-14, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interests of the Trust (including without limitation, regulatory authorities in any and all states in which shares of any series of the Trust are sold), any such amendment or registration statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the registration statement, as well as any and all exhibits and other documents necessary or desirable to be done in the premises in any all capacities authorized by the Board of Trustees for such persons to provide or perform with respect to the Trust, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of such attorneys.
IN WITNESS WHEREOF, the undersigned has executed this instrument on this 16th day of December, 2010.

/s/ Gary D. Campbell
Gary D. Campbell, Independent Trustee

STATE OF GEORGIA	)
)
CITY OF ATLANTA	)
     On December 16, 2010, before me appeared Gary D. Campbell, known to me personally, and stated that he executed the foregoing instrument for the purposes therein contained, by signing his name.
     IN WITNESS WHEREOF I have hereunto set my hand and official seal.

/s/ Julia S. Gray
(NOTARIAL SEAL)	Notary Public

My Commission expires: 9/26/14

POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENT that the undersigned officer an/or trustee of the YieldQuest Funds Trust (the “Trust”), a Delaware statutory trust, hereby appoints Jay K. Chitnis, John Bliss and Gary Schwartz with full power of substitution, his true and lawful attorney to execute in his name, place and stead and on his behalf any and all amendments to the Trust’s registration statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, as well as any and all registration statements on Form N-14, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interests of the Trust (including without limitation, regulatory authorities in any and all states in which shares of any series of the Trust are sold), any such amendment or registration statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the registration statement, as well as any and all exhibits and other documents necessary or desirable to be done in the premises in any all capacities authorized by the Board of Trustees for such persons to provide or perform with respect to the Trust, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of such attorneys.
IN WITNESS WHEREOF, the undersigned has executed this instrument on this 16th day of December, 2010.

/s/ Craig Ruff
Craig Ruff, Independent Trustee

STATE OF GEORGIA CITY OF ATLANTA	) ) )
     On December 16, 2010, before me appeared Craig Ruff, known to me personally, and stated that he executed the foregoing instrument for the purposes therein contained, by signing his name.
     IN WITNESS WHEREOF I have hereunto set my hand and official seal.

/s/ Julia S. Gray
(NOTARIAL SEAL)	Notary Public

My Commission expires: 9/26/14